EXHIBIT 10.9
FORM OF REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 2, 2008 among MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (the “Company”), EMERIL’S FOOD OF LOVE PRODUCTIONS, L.L.C., a Louisiana limited liability company (“Food of Love”), EMERILS.COM, LLC, a Louisiana limited liability company (“emerils.com”), and Emeril J. Lagasse, III (“Lagasse” and together with Food of Love and emerils.com, the “Original Holders”).
RECITALS
     A. Pursuant to the Asset Purchase Agreement, dated as of February 18, 2008 (the “Purchase Agreement”), the Original Holders agreed to sell to the Company and MSLO Shared IP Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Shared IP Sub” and together with the Company, the “Buyers”), the Business (as defined in the Purchase Agreement), and the transactions contemplated by the Purchase Agreement are being consummated as of the date hereof. Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.
     B. As part of the consideration to be paid in connection with the sale of the Business, the Company is, at the Closing, issuing to the Original Holders the amount of shares of Common Stock specified in the Purchase Agreement (the “Closing Shares”), and the Original Holders also will have the opportunity to earn additional shares of Common Stock (the “Continent Shares”) through Contingent Payments upon the achievement of certain EBITDA targets by the Business.
     C. In connection with the issuance of the Closing Shares and, if issuable, the Contingent Shares, the Company has agreed to provide the registration rights set forth in this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Certain Definitions. As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below:
          ”Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

          ”Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company.
          ”Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          ”Holder” or “Holders” means any Original Holder and any Person who shall acquire and hold Registrable Securities in accordance with the terms of this Agreement; provided that except for the Original Holders, no Person shall be deemed a “Holder” for purposes of this Agreement unless such Person acquires and holds at least 100,000 Registrable Securities.
          ”Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.
          ”Registrable Securities” means (a) shares of Common Stock issued to the Original Holders as Closing Shares or Contingent Shares pursuant to the Purchase Agreement and (b) shares or other units of any equity securities issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (a) above by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise. Any particular Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) the resale of such securities is no longer subject to any current public information, volume or method of sale restrictions pursuant to Rule 144 (or any successor provision) under the Securities Act.
          ”Registration Expenses” means all fees and expenses incurred by the Company in connection with its performance of or compliance with the provisions of Article II, including: (i) SEC, stock exchange or NASD registration, filing fees and listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange or on any securities market on which the Common Stock is listed or quoted; (ii) fees and expenses of compliance with state securities or “blue sky” laws, if any; (iii) printing and copying expenses; (iv) messenger and delivery expenses; (vi) fees and disbursements of counsel for the Company; and (vii) with respect to the registration, the fees and disbursements of one counsel for the Holders selected by Lagasse; provided, however, that any such fees and disbursements with respect to such counsel in excess of $25,000 shall not constitute “Registration Expenses” hereunder, and the Company shall have no liability to any Person with respect thereto.
          ”SEC” means the Securities and Exchange Commission.
          ”Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II
REGISTRATION RIGHTS
     Section 2.1 Mandatory Registration.
          (a) Subject to Section 2.1(b) and applicable Law, the Company shall use its commercially reasonable best efforts:
               (i) to file an automatic shelf registration statement, as defined in Rule 405 under the Securities Act, on Form S-3, or any applicable successor or other available form, covering such aggregate number of Registrable Securities which represents all of the Registrable Securities then issued or determined by the Company to be due to the Original Holders pursuant to clause (B) of this Section 2.1(a)(i) (the “Registration Rights”), as applicable, as promptly as practicable upon any of the following:
                    (A) six months after the Closing Date, if at such time there remain outstanding any Closing Shares that are not freely tradeable by the Original Holders without any of the requirements, limitations and restrictions of Rule 144 of the Securities Act that apply to “affiliates” (as such term is defined in that Rule); and
                    (B) the date (the “Filing Date”) that is 30 days after the earlier of (A) the date by which the Company first determines, in its reasonable discretion, that the Average EBITDA exceeds the Threshold and any portion of the Contingent Payments will be payable to the Original Holders in Common Stock under the Purchase Agreement, or (B) the date upon which the Original Holders agree to pay all expenses in connection with the registration of the Contingent Shares, including the fees of the Company’s attorneys and accountants, if Contingent Shares do not become due to the Original Holders under the Purchase Agreement; and
               (ii) as promptly as practicable following any such filing referenced in clause (i) above, to cause such registration statement to become effective and remain in effect for a period of 180 days, or such longer period until all Registrable Securities covered by such registration statement have been sold or withdrawn (the “Registration Period”); provided, that if at any time during such initial 180-day period, all Registrable Securities covered by such registration statement have been sold, withdrawn or become freely tradeable by the Original Holders without any of the requirements, limitations and restrictions of Rule 144 of the Securities Act that apply to “affiliates” (as such term is defined in that Rule), the Company’s obligations to keep such registration statement in effect shall cease and terminate. If the Company is not eligible to file a registration statement on Form S-3, then it shall file a registration statement on Form S-1, or any applicable successor form.
     The registration statement filed pursuant to Section 2.1(a)(i)(B) will (i) if the Filing Date occurs sufficiently in advance of the date (the “Delivery Date”) on which the Contingent Shares are deliverable to the Original Holders pursuant to the Purchase Agreement to permit the registration statement to become effective prior to the Delivery Date, be a primary registration of the transaction pursuant to which the Contingent Shares are issued to the Original Holders or (ii) if the Filing Date is not sufficiently in advance to so permit, or if a primary registration statement is filed but has not become effective by the Delivery Date, be a resale shelf registration statement with respect to the Contingent Shares, which registration statement will be filed as soon as is practicable.
          (b) Notwithstanding anything to the contrary contained in this Agreement, the Company will not be required to file any registration statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a prospectus included in any registration statement, make any other filing with the SEC required pursuant to this Agreement, cause any registration statement or other filing with the SEC to become effective, or take any similar action, and may withdraw the filing of any such registration statement or related filing if, in the opinion of outside counsel to the Company, (i) an event has occurred and is continuing as a result of which any registration statement, prospectus or other filing relating to the Registration Rights would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) such actions would require the disclosure of material non-public information which the Company has a bona fide business purpose for preserving as confidential and which the Company would not otherwise be required to disclose ((i) and (ii) each, a “Valid Business Reason”), until such Valid Business Reason no longer exists; provided, however, that in no event shall the Company avail itself of such right for more than 45 consecutive days or 90 days, in the aggregate, in any period of 360 consecutive days; and the Company shall give notice to the Holders of its determination to take any action pursuant to this Section 2.1(b) and of the fact that the Valid Business Reason for such action no longer exists, in each case, promptly after the occurrence thereof.
     If the Company shall give any notice of the taking of any action pursuant to the foregoing paragraph, the Company shall not register any equity security of the Company during the period such action remains in effect. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to take any action pursuant to the foregoing paragraph, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement. If the Company shall give any notice of the taking of any action pursuant to the foregoing paragraph, at such time as the Valid Business Reason that caused such action no longer exists (but in no event more than 90 days after the date of the taking of such action), the Company shall promptly use its commercially reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities the registration of which has thereby been delayed or, as the case may be, to take all action required to permit sales of the Registrable Securities to resume.
     Section 2.2 Registration Procedures. In connection with the registration of Registrable Securities under the Securities Act as provided in this Agreement, the Company as expeditiously as possible:
          (a) shall prepare and file with the SEC the requisite registration statements, which shall comply as to form in all material respects with the requirements of the applicable form and shall include all financial statements required by the SEC to be filed therewith, and use commercially reasonable best efforts to cause such registration statements to become and remain effective for the duration of the Registration Period; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders selected by Lagasse copies of all such documents proposed to be filed (including all exhibits thereto);
          (b) shall prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statements effective for such period as any seller of Registrable Securities pursuant to such registration statements shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statements in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statements;
          (c) shall furnish, without charge, to each seller of such Registrable Securities such number of copies of such registration statements, each amendment thereto, the prospectus included in such registration statements and each preliminary prospectus, all in conformity with the requirements of the Securities Act, and such other documents as such seller reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller, and shall consent to the use in accordance with all applicable law of such registration statements, each amendment thereto and each such prospectus or preliminary prospectus by each such seller of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such registration statements or prospectus;
          (d) if required by law, shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statements under such other securities or “blue sky” laws of such jurisdictions as any sellers of Registrable Securities reasonably shall request, and do any and all other acts and things that may be required by law in order to enable such sellers to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.2(d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;
          (e) shall promptly notify each Holder selling Registrable Securities covered by each such registration statement:
               (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or any post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
               (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;
               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and
               (v) if, for a Valid Business Purpose, the Company has determined that it would be inadvisable to continue to use the registration statement or the prospectus related thereto or the information conveyed to any purchaser at the time of sale to such purchaser in connection with the sale of any Registrable Securities; and
          (f) shall cause all such Registrable Securities covered by such registration statement to be listed on the New York Stock Exchange or the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange;
          (g) shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
          (h) shall use commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement; and
          (i) shall cooperate with the sellers of Registrable Securities to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such in accordance with the instructions of the sellers of Registrable Securities at least three Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof.
     The Company may require as a condition precedent to the Company’s obligations under this Section 2.2 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information in writing regarding such seller and the distribution of such Registrable Securities as the Company from time to time reasonably may request to comply with Items 507 and 508 of Regulation S-K under the Securities Act; provided that such information is necessary or desirable for the Company to consummate such registration and shall be used only in connection with such registration.
     Each seller of Registrable Securities agrees that upon receipt of any notice from the Company under Section 2.2(e)(v), such seller will discontinue such seller’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller’s receipt of copies of the supplemented or amended prospectus.
     If any such registration statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.
     Section 2.3 Registration Expenses.
          (a) The Company shall pay all Registration Expenses with respect to any registration effected hereunder.
          (b) Notwithstanding the foregoing, (i) the provisions of this Section 2.3 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made and (ii) the Company shall, in the case of all registrations under this Article II, be responsible for all its internal expenses.
     Section 2.4 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.
     Section 2.5 Indemnification.
          (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.
          (b) Each Holder of Registrable Securities that are included in the securities as to which the registration under Section 2.1 is being effected shall, jointly and severally as to the Original Holders and any of their Affiliates, and severally but not jointly as to any other Holders, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.5) to the extent permitted by law the Company, its officers and directors and each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.
          (c) Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.5, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.5, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Article II. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party, (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct), and the indemnifying party shall be liable for any expenses therefor. Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.5(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.5(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.5(d). The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (e) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.
          (f) The indemnification and contribution required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
ARTICLE III
GENERAL
     Section 3.1 Rule 144. The Company covenants that (i) it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act or, if it is not required to file such reports, upon the request of any Holder it shall make publicly available other information so long as necessary to permit sales of such Registrable Securities in compliance with any applicable “current public information” requirements of Rule 144 under the Securities Act and (ii) it will take such further action as any Holder of Registrable Securities reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
     Section 3.2 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement; provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.
     Section 3.3 Representations and Warranties of the Holders. The Holders hereby agree and acknowledge that (i) at the time of issuance, (A) the Registrable Securities that relate to Closing Shares will not be and (B) the Registrable Securities that relate to Contingent Shares may or may not be, registered under the Securities Act or under the securities laws of any other country or jurisdiction and, except as provided herein, none of the Buyers or the Company is under any obligation to, and does not currently intend to, register or qualify the Registrable Securities for resale by the Holders or assist the Holders in complying with any exemption under the Securities Act or the securities laws of any jurisdiction; (ii) an offer or sale of the Registrable Securities in the absence of registration under the Securities Act will require the availability of an exemption thereunder; and (iii) a restrictive legend in form and substance reasonably satisfactory to the Company shall be placed on the certificates representing the Registrable Securities.
     Section 3.4 Affiliate Status. Assuming that the Original Holders and their “affiliates” (as defined in Rule 144 of the Securities Act) do not, individually or in the aggregate, own, beneficially or of record, any shares of Common Stock other than shares that are issued or may become issuable to the Original Holders pursuant to the Purchase Agreement, the Company represents and warrants that it has no reason to believe that any of the Original Holders is an affiliate of the Company. In addition, the Company represents and warrants that, on the Closing Date under the Purchase Agreement, it meets the “current public information” requirements of Rule 144(c) of the Securities Act.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Amendment and Waiver.
          (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Lagasse or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of Lagasse.
          (b) No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party if an individual or a duly authorized officer on behalf of such party if an entity.
     Section 4.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
if to any Holder, to:
829 St. Charles Avenue
New Orleans, LA 70130
Attention: Anthony Cruz
Facsimile: (504) 558-3932
with a copy (which shall not constitute notice) to:

Lowe, Stein, Hoffman, Allweiss & Hauver L.L.P.
One Shell Square
701 Poydras Street, Suite 3600
New Orleans, LA 70139
Attention: Mark Stein, Esq.
Facsimile: (504) 581-2461
if to the Company, to:
Martha Stewart Living Omnimedia, Inc.
11 W. 42nd Street, 25th Floor
New York, New York 10036
Attention: General Counsel
Facsimile: (212) 827-8188
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
200 Park Avenue, 47th Floor
New York, New York 10166
Attention: Barbara L. Becker, Esq.
Facsimile: (212) 351-6202
     Section 4.3 Interpretation. When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation”, unless otherwise specified.
     Section 4.4 Entire Agreement. This Agreement and the Purchase Agreement (and any related agreements referred to therein) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof. This Agreement shall not be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any party with respect to the transactions contemplated hereby other than those expressly set forth herein or in any document required to be delivered hereunder, and none shall be deemed to exist or be inferred with respect to the subject matter hereof.
     Section 4.5 No Third-Party Beneficiaries. Except as provided in Section 2.5, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.
     Section 4.6 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of New York, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York (other than the conflicts of laws principles set forth in Section 5-1401 of the New York General Obligations Law, which shall apply to this Agreement).
     Section 4.7 Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its or his successors or assigns shall be brought and determined in any New York State or federal court sitting in the Borough of Manhattan in The City of New York (or, if no such court has subject matter jurisdiction, in any appropriate New York State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself or himself and with respect to its or his property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it or he is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or he or its or his property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement or the subject matter hereof, may not be enforced in or by such courts.
     Section 4.8 Assignment; Successors. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns; provided that such successors and assigns acquire at least 100,000 Registrable Securities. If any Person shall acquire at least 100,000 Registrable Securities from any Holder in any manner, whether by operation of law or otherwise, such Person shall promptly notify the Company, and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. Any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all of the benefits, of this Agreement. The number of shares shall be adjusted to reflect stock splits, dividends, reverse splits and comparable events.
     Section 4.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State or federal court sitting in the Borough of Manhattan in the City of New York (or, if no such court has subject matter jurisdiction, in any appropriate New York State or federal court), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security as a prerequisite to requesting or obtaining equitable relief.
     Section 4.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
     Section 4.11 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 4.12 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
     Section 4.13 Facsimile Signature. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes
     Section 4.14 Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.
     Section 4.15 No Presumption Against Drafting Party. Each of the parties hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MARTHA STEWART LIVING OMNIMEDIA, INC.
By:	/s/ Susan Lyne
	Name:	Susan Lyne
	Title:	CEO

EMERIL’S FOOD OF LOVE PRODUCTIONS, L.L.C.
By:	/s/ Emeril J. Lagasse III
	Name:	Emeril J. Lagasse III
	Title:	Member

EMERILS.COM, LLC
By:	/s/ Emeril J. Lagasse III
	Name:	Emeril J. Lagasse III
	Title:	Member

EMERIL J. LAGASSE
/s/ Emeril J. Lagasse III